Exhibit 32.2

           Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-QSB of First American Capital Corporation (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Patrick A. Tilghman, Treasurer and Chief
Financial Officer of the Company, certify pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



Date 11/15/04 		/s/ Patrick A. Tilghman
                            Patrick A. Tilghman,
	            Treasurer and Chief Financial Officer